SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 18, 2011

BANKFINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	0-51331	75-3199276
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

15W060 North Frontage Road, Burr Ridge, Illinois		60527
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (800) 894-6900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On March 18, 2011, BankFinancial Corporation (the “Company”) announced that it had completed its acquisition of DG Bancorp, Inc. and its wholly-owned subsidiary, Downers Grove National Bank. The acquisition was consummated through the merger of Kendachs Corporation, a wholly owned subsidiary of the Company, into DG Bancorp, Inc., and the merger of Downers Grove National Bank into the Company’s wholly-owned subsidiary, BankFinancial, F.S.B., in accordance with an Agreement and Plan of Merger dated as of September 13, 2010.

As a result of the mergers, each share of common stock of DG Bancorp, Inc. was converted into the right to receive approximately $37.16 in cash. The aggregate cash merger consideration was $3.27 million.

The preceding information is qualified in its entirety by reference to the Agreement and Plan of Merger and the press release that the Company issued concerning the acquisition, which are attached as Exhibits 2 and 99.1, respectively, to this Current Report on Form 8-K, and are incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

As reflected by paragraph (a) of Item 9.01 of the Current Report on Form 8-K that the Company filed on March 18, 2011 in connection with the acquisition (the “Initial Form 8-K”), the Company did not include the attached financial information in the Initial Form 8-K. Attached hereto as Exhibit 99.3 are the audited consolidated balance sheets of DG Bancorp, Inc. as of December 31, 2010 and 2009 and the related audited consolidated statements of stockholders’ equity, operations, and cash flows for the years then ended.

(b)	Pro Forma Financial Information

As reflected by paragraph (b) of Item 9.01 of the Initial Form 8-K, the Company did not include the attached financial information in the Initial Form 8-K.

(c)	Not Applicable.

(d)	Exhibits.

Exhibit No.	Description

2	Agreement and Plan of Merger by and among BankFinancial Corporation, Kendachs Corporation and DG Bancorp, Inc. dated as of September 13, 2010. (incorporated by reference to the Current Report on Form 8-K that the Company filed with the Securities and Exchange Commission on September 13, 2010 (Commission File No. 0-51331).

99.1	Press Release dated March 18, 2011 (incorporated by reference to the Current Report on Form 8-K that the Company filed with the Securities and Exchange Commission on March 21, 2011 (Commission File No. 0-51331).

99.2	Audited consolidated financial statements of DG Bancorp, Inc. as of December 31, 2010 and 2009.

99.3	Unaudited pro forma combined financial statements of BankFinancial Corporation at and for the year ended December 31, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANKFINANCIAL CORPORATION
(Registrant)

Dated: June 3, 2011	By:	/s/ F. Morgan Gasior
F. Morgan Gasior
Chairman of the Board, Chief Executive Officer and President